UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

We held our Annual General Meeting of Shareholders on November 17, 2015, at which our shareholders took the following actions on the following proposals. There were 31,402,943 ordinary shares of Cimpress N.V. issued, outstanding, and eligible to vote at the record date of October 20, 2015.

     (1) Our shareholders reappointed Eric C. Olsen to our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2019.

(2) Our shareholders reappointed Katryn S. Blake to our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2019.

(3) Our shareholders reappointed Donald R. Nelson to our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2019.

(4) Our shareholders approved our non-binding “say on pay” proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables, and accompanying narrative disclosures in our definitive proxy statement dated October 26, 2015.

(5) Our shareholders adopted our statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended June 30, 2015.

(6) Our shareholders discharged the members of our Management Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2015.

(7) Our shareholders discharged the members of our Supervisory Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2015.

(8) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, to repurchase up to 6,500,000 of our issued and outstanding ordinary shares until May 17, 2017.

(9) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, until May 17, 2017 to issue ordinary shares or grant rights to subscribe for ordinary shares up to a maximum of (i) 10% of our outstanding share capital at the time of issue for general corporate purposes including but not limited to equity compensation, acquisitions, and financings, and (ii) an additional 10% of our outstanding share capital at the time of issue in connection with our acquisition of all or a majority of the equity or assets of another entity.

(10) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, until May 17, 2017 to resolve to exclude or restrict our shareholders’ preemptive rights under Dutch law with respect to ordinary shares and rights to subscribe for ordinary shares.

(11) Our shareholders appointed PricewaterhouseCoopers LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Reappoint Eric C. Olsen to Supervisory Board	24,583,859	415,254	—	4,041,831
2. Reappoint Katryn S. Blake to Management Board	24,745,122	253,991	—	4,041,831
3. Reappoint Donald R. Nelson to Management Board	24,746,851	252,262	—	4,041,831
4. Approve executive compensation (non-binding)	24,889,326	90,961	18,826	4,041,831
5. Adopt statutory annual accounts	28,839,585	129,958	71,401	—
6. Discharge Management Board from liability	28,737,173	224,236	79,535	—
7. Discharge Supervisory Board from liability	28,751,952	209,492	79,500	—
8. Authorize repurchase of up to 6,500,000 ordinary shares	22,267,577	2,711,862	19,674	4,041,831
9. Authorize issuance of ordinary shares and rights to subscribe for ordinary shares	24,457,327	401,023	140,763	4,041,831
10. Authorize exclusion or restriction of shareholders' preemptive rights	24,445,873	411,518	141,722	4,041,831
11. Appoint PricewaterhouseCoopers LLP	28,946,977	75,439	18,528	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2015	CIMPRESS N.V.

	By:	/s/Lawrence A. Gold
Lawrence A. Gold
Senior Vice President, Chief Legal Officer, and Secretary